UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 6, 2004

                     INTERNATIONAL CARD ESTABLISHMENT, INC.
                     --------------------------------------
             (Exact name of Registrant as specified in its Charter)



            DELAWARE                   000-33129              95-4581903
----------------------------          ------------       ----------------------
(State or Other Jurisdiction          (Commission        (IRS Employer
       of Incorporation)              File Number)       Identification Number)


            300 Esplanade Drive, Suite 1950, Oxnard, California 93030
                    (Address of Principal Executive Offices)

         Registrant's telephone number, including area code 800-400-0206

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 6, 2004, International Card Establishment, Inc. ("ICRD" or the "Company") closed on additional financing with Mercator Momentum Fund, L.P., Mercator Momentum Fund III, L.P., Robinson Reed, Inc. and Mercator Advisory Group, LLC (collectively, the "Investors"), pursuant to a Subscription Agreement dated as of December 6, 2004 (the "Subscription Agreement"), whereby the Investors agreed to purchase an aggregate of 32,000 shares of the Company's Series A Convertible Preferred Stock (the "Preferred Stock") for an aggregate purchase price of $3,200,000. The Preferred Stock is convertible into shares of the Company's common stock at a conversion price equal to $0.47. In addition, the Investors received an aggregate of 8,010,012 warrants to purchase shares of the Company's common stock at an exercise price of $0.47 for 50% of the Warrants and $0.75 for the remaining 50% of the Warrants.

In connection with Subscription Agreement, ICRD and the Investors also entered into an Amendment to the original Registration Rights Agreement dated as of December 6, 2004 and a new Registration Rights Agreement with respect to the Preferred Stock.

In addition, ICRD paid J.P. Turner & Company, L.L.C., as placement agent, a cash fee of 10% of the purchase price. ICRD also paid cash fees for due diligence expenses to Mercator Advisory Group, LLC in the amount of $147,000 and to Robinson Reed, Inc. in the amount of $45,000.

The issuance of the Preferred Stock and the Warrants was exempt from registration requirements of the Securities Act of 1933 pursuant to Section 4(2) of such Securities Act and Regulation D promulgated thereunder based upon the representations of each of the Investors that it was an "accredited investor" (as defined under Rule 501 of Regulation D) and that it was purchasing such securities without a present view toward a distribution of the securities. In addition, there was no general advertisement conducted in connection with the sale of the securities.

The foregoing is not intended to be a full and complete description of the transaction. Terms of the transaction are more fully described in the copies of the Subscription Agreement, the forms of Warrants, the Certificate of Designation and Rights of Series A Convertible Preferred Stock, Amendment to the Certificate of Designation and Rights of Series A Convertible Preferred Stock and the Amendment to the Registration Rights Agreement attached as exhibits to this Form 8-K.


ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         See above.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(C) EXHIBITS.

NUMBER                        DESCRIPTION

4.1 CERTIFICATE OF DESIGNATION AND RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK OF INTERNATIONAL CARD ESTABLISHMENT, INC. DATED AS OF SEPTEMBER 13, 2004. INCORPORATED BY REFERENCE TO FORM 8-K FILED ON SEPTEMBER 17, 2004.
4.2      AMENDMENT TO THE CERTIFICATE OF DESIGNATION AND RIGHTS OF SERIES A
10.1     SUBSCRIPTION AGREEMENT DATED AS OF DECEMBER 3, 2004
10.2     AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT DATED AS OF DECEMBER 6,
         2004.
10.3     FORM OF WARRANT DATED AS OF DECEMBER 6, 2004.
10.4     FORM OF WARRANT DATED AS OF DECEMBER 6, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     INTERNATIONAL CARD ESTABLISHMENT, INC.




DATE:    DECEMBER 10, 2004 BY: /s/ WILLIAM LOPSHIRE
                               -----------------------
                               WILLIAM LOPSHIRE
                               CHIEF EXECUTIVE OFFICER